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                                                                    EXHIBIT 4(g)

                                                            [ZURICH KEMPER LOGO]

Kemper Investors Life Insurance Company (KILICO)
1 Kemper Drive, Long Grove, Illinois 60049-0001
------------------------------------------------

VARIABLE ANNUITY APPLICATION
(for individual and group payroll deduction plans)

                                                   Zurich Preferred Annuity

---------------------------------------------------        ------------------------------------------------------------
1. Annuitant Information                                   2. Owner Information
---------------------------------------------------        ------------------------------------------------------------
                                                           Please complete this section only if Owner(s) is other than
                                                           Proposed Annuitant(s).

 Name of Annuitant  [John J. Doe]                          Name of Owner
---------------------------------------------------        ------------------------------------------------------------
 [X]   Male     [ ]   Female       SS#[123-45-6789]        [ ]   Male        [ ]   Female        SS#
---------------------------------------------------        ------------------------------------------------------------
 Date of Birth [4/12/35]                                   Date of Birth
---------------------------------------------------        ------------------------------------------------------------
 Address [123 Main Street]                                 Address
---------------------------------------------------        ------------------------------------------------------------
 City [Anytown       State   IL       Zip 60001]           City                       State                Zip
---------------------------------------------------        ------------------------------------------------------------
 Email Address [johnd@email.com]                           Email Address
---------------------------------------------------        ------------------------------------------------------------
 Daytime Phone [708-123-4567]                              Daytime Phone
---------------------------------------------------        ------------------------------------------------------------

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3. Beneficiary Information
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Please check box next to beneficiary name if the beneficiary is the spouse of the contract owner. (Each designation should equal 100%).
Use Sec.11 for additional beneficiary(s).

[X]  Primary  [Mary J. Doe, Wife,                100 %              DOB 5/25/35]
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[ ]  Primary                                         %              DOB
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[ ]  Contingent                                      %              DOB
--------------------------------------------------------------------------------

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4. Type of Plan
--------------------------------------------------------------------------------

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

[ ]  Non-Qualified      [ ] Roth IRA       [ ] 408(b)IRA         [ ] Simple IRA         [ ] 403          [ ] 401         [ ] 457
The annuitant has received, read and understands the IRA Disclosure Statement. (Included in the Zurich Preferred prospectus.)
                Tax Year of Initial Contribution (if you selected either an IRA or Roth IRA).

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5. Investment Options
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
Total Asset Allocation must        [Small/MidCap U.S. Stock]        [Emerging Markets]                 [Other]
equal 100%.                             %[Kemper Small Cap Growth]      %[Warburg Pincus                    %
                                    ---                             ---   Emerging Markets]             ---   ---
                                        %[American Century Value]                                           %
                                    ---                                                                 ---   ---
[Large Cap U.S. Stock]                  %[J.P. Morgan Small Company]                                        %
                                    ---                                                                 ---   ---
[50]%[Kemper Growth]                    %[Alger American Small Cap] [Specialty Stock]                       %
---                                 ---                                                                 ---   ---
[50]%[Fidelity VIP Growth]              %[Alger Mid Cap]                %[Kemper Technology]                %
---                                 ---                             ---                                 ---   ---
    %[Fidelity VIP Equity-Income]       %[Janus Aspen Series            %[Dreyfus Socially
---                                 ---   Aggressive Growth]        ---   Responsible Growth]           [MVA Guarantee Period]
    %[Fidelity VIP II Index 500]
---
    %[Fidelity VIP II Contrafund]                                                                       ($5,000 Min.)
---
    %[Janus Aspen Series Growth]   [International Stock]            [Balanced]                              %             year
---                                                                                                     ---   -----------
    %[Alger American Growth]            %[Janus Aspen Series            %[Kemper Total Return]              %             year
---                                 ---   Worldwide Growth]         ---                                 ---   -----------
    %[Scudder Capital Growth]                                           %[Janus Aspen Series Balanced]      %             year
---                                                                 ---                                 ---   -----------
    %[American Century Income           %[Scudder International]                                            %             year
---   & Growth]                     ---                                                                 ---   -----------
                                                                    [Miscellaneous Fixed Income]
                                   [U.S. Broad Fixed Income]            %[Kemper High Yield]           [DCA Account]
                                                                    ---
                                        %[Kemper Investment             %[Kemper Money Market]          (Complete DCA form)
                                    ---   Grade Bond]               ---                                     %             months
                                                                                                        ---   -----------
                                        %[Kemper Government                                                 %             months
                                    ---   Securities]                                                   ---   -----------

                                        %[Scudder Bond]
                                    ---


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6.  Automatic Asset Rebalancing

MVA options excluded. Target allocation listed below should only be used if different from original investment and DCA options.


[ ]   I elect Automatic Asset Rebalancing (AAR) among the subaccounts listed below:
Every:   [ ]   1 Month        [ ]  3 Months           [ ]   6 Months    [ ]   12 Months     Beginning:       /        /
                                                                                                      -------- -------- --------
                                                                                                      or   [ ] at contract issue
TARGET ALLOCATIONS  Total Asset Allocation must equal 100%.

[Large Cap U.S. Stock]             [Small/Mid Cap U.S. Stock]         [U.S. Broad Fixed Income]   [Balanced]
    %[Kemper Growth]                   %[Kemper Small Cap Growth]         %[Kemper Investment         %[Kemper Total Return]
 ---                               ---                                 ---  Grade Bond]            ---
    %[Fidelity VIP Growth]             %[American Century Value]                                      %[Janus Aspen Series Balanced]
 ---                               ---                                                             ---
    %[Fidelity VIP Equity-Income]      %[J.P. Morgan Small Company]       %[Kemper Government
 ---                               ---                                 ---  Securities]
    %[Fidelity VIP II Index 500]       %[Alger American Small Cap]                                      [Miscellaneous Fixed Income]
 ---                               ---
    %[Fidelity VIP II Contrafund]      %[Alger Mid Cap]                   %[Scudder Bond]             %[Kemper High Yield]
 ---                               ---                                 ---                         ---
    %[Janus Aspen Series Growth]       %[Janus Aspen Series                                           %[Kemper Money Market]
 ---                               ---   Aggressive Growth]                                        ---
    %[Alger American Growth]                                           [Emerging Markets]
 ---
    %[Scudder Capital Growth]                                             %[Warburg Pincus
 ---                                                                   ---  Emerging Markets]
    %[American Century Income     [International Stock]
 ---  & Growth]                       %[Janus Aspen Series
                                   ---   Worldwide Growth]
                                                                      [Specialty Stock]
                                      %[Scudder International]            %[Kemper Technology]
                                   ---                                 ---
                                                                          %[Dreyfus Socially
                                                                       ---  Responsible Growth]


7.  Suitability (must be completed by IBS representatives)

Income                                                        Employer Name
-----------------------------------------------------------   -------------------------------------------------------------------
Net Worth (exclusive of home)                                 Occupation
-----------------------------------------------------------   -------------------------------------------------------------------
Tax Bracket                Number of Dependents               Is the contract owner associated with the NASD?
                                                              [ ]   Yes      [ ]   No
-----------------------------------------------------------   If so, how?
Risk Factors (check one):
[ ]   Conservative       [ ]   Moderate                       -------------------------------------------------------------------
[ ]   Aggressive         [ ]   Speculative                    Is the contract owner associated with the broker/dealer?
                                                              [ ]   Yes      [ ]   No
Financial Objectives (check one):                             If so, how?
[ ] Long Term Growth   [ ] Short Term Growth     [ ] Income
[ ] Tax Advantage      [ ] Capital Preservation               -------------------------------------------------------------------
-----------------------------------------------------------
MUST BE COMPLETED BY NON-IBS REPRESENTATIVES:    [ ] Suitability information has been obtained and filed with the broker/dealer.


8.  Account Access Authorization

The owner of this contract has access to his/her contract via our interactive voice response system, client services representatives, and our Internet service system. Check all that apply.

[ ] I hereby authorize the servicing sales representative to make changes to my account on my behalf without additional written authorization.

[ ] I hereby authorize my spouse                  to make changes to my account.

[ ] I hereby authorize                            to make changes to my account.

9.  Annuitization

The annuity date will be the annuitant's 95th birthday unless another year is requested here:
               --------------------------------------------------------------
10. Replacement Compliance

Is this annuity intended to replace or change any existing life insurance or
annuity?       [ ]   Yes       [ ]   No

11. Special Requests

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

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12. Contribution Information
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Are you applying for scheduled periodic payments through payroll deduction?       [ ]   Yes       [ ]   No
How much will you be contributing each payroll period? $
                                                        ----------------------------------------------------------------------------
Gross Annual Salary $
                     ---------------------------------------------------------------------------------------------------------------
Employer Contribution (if applicable) Dollar or % amount each payroll period
Frequency of employer contribution
                                   -------------------------------------------------------------------------------------------------

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13. Signatures
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Receipt is acknowledged of the current prospectus for Kemper           [ ]  I wish to have my prospectus updates, semi-annual
Investors Fund and the KILICO Variable Annuity Separate                     and annual reports delivered by e-mail. I understand
Account. Payments and values provided by the contract, when                 I may incur on-line charges.
based on investment experience of the subaccounts, are variable             My e-mail address is:
                                                                                                 -----------------------------------
and are not guaranteed as to dollar amount.                                 (please inform KILICO of any e-mail address changes.)

[ ]  If you want a Statement of Additional Information, please         [ ]  I wish to have paper copies of prospectus updates, semi-
     check here.                                                            annual and annual reports mailed to me.

I agree that the above statements are true and correct to the          I understand I may revoke my electronic consent at any time
best of my knowledge and belief and are made as a basis for my         by calling 1-888-477-9700.
application. By signing this application, I agree to have my
prospectus updates, semi-annual and annual reports delivered           Any person who knowingly and with intent to defraud any
on a IBM system compatible diskette.                                   insurance company or other person files an application for insurance or statement of claim containing any materially
Otherwise, if I do not consent to diskette delivery, I elect one       false information or conceals for the purpose of misleading,
of the following:                                                      information concerning any fact material thereto commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.

Withdrawals and transfers from a Guarantee Period that are made prior to the end of that Guarantee Period are subject to a Market
Value Adjustment that may increase or decrease the Contract Value.

Application made at (City)  [Anytown,                              (State)   IL                    (Date)  3/25/00]
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Signature of Owner  [John J. Doe, Owner]
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14. Agent's Report
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Is the annuity intended to change or replace any existing life insurance or annuity?   [ ]   Yes       [X]    No
If yes, please indicate annuity or life insurance below, enter the qualification code and submit any required replacement forms.
[ ]   Life Insurance        [ ]   Annuity             Qualification Code
                                                                        ------------------------------------------------------------

Signature of Agent [Richard Roe]             Daytime Phone  [(312) 456-7890]
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Agent Name [Richard Roe]                     Agent Number   [#723]
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Name and Address of Firm [ABC Agency, 456 Main]
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City  [Chicago,                              State  IL                 Zip    60001]
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15. Plan Information (to be completed by agent)
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Is this application for an existing ZKL group?
[ ]   Yes        SUPPLY GROUP NUMBER                     BILL NUMBER
                                    --------------------             ---------------------------------------------------------------
[ ]   No         PLEASE ALSO COMPLETE THE EMPLOYER INFORMATION AND BILLING REQUEST FORM ZKL-6571.
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